                                                                  Exhibit 10-N-8


                               EMPLOYMENT CONTRACT
                                    (RENEWAL)


Reference is made to an Employment Contract dated January 1, 1995 (attached as Exhibit "A") (the "Contract").

With the following amendments or additions, the Contract is hereby renewed on the same terms and conditions:

Term: No specific term. Employment continues until terminated by Employer or Employee upon 30 days written notice by either party.

Termination:                             Termination can be made by Employer for
                                         any reason and without cause. Employee
                                         may terminate for any reason, including
                                         Reasonable Cause (as defined in the
                                         Contract).

Title:                                   President & Chief Operating Officer


Fringe Benefits:                         Standard Employer benefits for full
                                         time exempt employees, plus paid family
                                         health insurance. Nothing in this
                                         Contract shall prevent or limit
                                         Employee's participation in any
                                         benefit, bonus, incentive or other
                                         plans, including any supplemental
                                         executive retirement plan or stock
                                         option plan.

Auto Allowance:                          $800 per month, plus reimbursement for
                                         all business miles, including travel
                                         between Fargo and Fergus Falls (new
                                         rate to be effective May 1, 1999).

Salary: $148,472.50, plus annual increases of 10% for each of the next five consecutive years. Annual increases thereafter to be determined by the parties.

Incentive Bonus:                         Formula to be determined.

Severance:                               In the event that (i) the Employer
                                         terminates the Contract for any reason
                                         (including for cause, death or
                                         disability) or (ii) Employee terminates
                                         the Contract for Reasonable Cause (as
                                         defined in the
                                         attached Contract), Employee shall
                                         receive the base salary then in effect
                                         through the date of termination and a
                                         severance payment equal to all
                                         compensation (base salary, incentive
                                         bonus, etc.) paid to Employee in the
                                         most recent full calendar year from the
                                         date of termination (for example, if
                                         the date of termination is July 1,
                                         1999, the most recent calendar year
                                         would be 1998) multiplied by one and
                                         one-half (1 1/2). If the Employee
                                         terminates the Contract without
                                         Reasonable Cause or if the reason for
                                         termination by Employer of the Contract
                                         is an act of embezzlement or other
                                         willful misconduct materially injurious
                                         to the Employer, no severance payment
                                         shall be made to Employee. In the case
                                         of a dispute concerning whether the
                                         severance payment should be paid and if
                                         the Employee established that he is
                                         legally entitled to payment of a
                                         severance payment, Employee shall be
                                         entitled to recover from Employer any
                                         costs incurred by Employee in obtaining
                                         payment of the severance payment from
                                         Employer (including Employee's
                                         attorneys fees and court costs). The
                                         severance payment shall be made within
                                         30 days from the date of termination
                                         and shall be subject to normal payroll
                                         withholdings and deductions. This
                                         contract is made in the State of
                                         Minnesota and shall be governed by and
                                         construed in accordance with the
                                         substantive laws of the State of
                                         Minnesota.



Dated:  As of January 1, 1999            Varistar Corporation



                                         By   /s/ N. Bruce Thom
                                           -------------------------------
                                           Its Chm of the Board & C.E.O.
                                           -------------------------------



Dated:  As of January 1, 1999            /s/ Lauris N. Molbert
                                         --------------------------------
                                         Lauris N. Molbert

Exhibit A
                            EMPLOYMENT CONTRACT TERMS
                            (EFFECTIVE AS OF 1/1/95)

Employee:                                Lauris N. Molbert

Employer:                                Mid-States Development, Inc.

Title:                                   President

Duties:                                  Determined by Board of Directors (BOD)

Direct Supervisor:                       Chair of BOD

Office Location:                         Primarily Fargo, with secondary office
                                         in Fergus Falls

Base Salary:                             $100,000 annually, with 10% increase
                                         each year of term

Incentive Salary:                        Formula to be determined, but not less
                                         than $25,000 annually with 10% increase
                                         each year of term

Fringe Benefits:                         Same as other Mid-States employees,
                                         including paid family health insurance

Auto Allowance:                          $700 per month, plus reimbursement for
                                         business mileage except for travel
                                         between Fargo and Fergus Falls

CLE & CPE                                Allowance of $5,000 per year for
                                         travel, registration, lodging, etc. in
                                         connection with continuing education
                                         qualifying for legal and CPA licenses

Vacations:                               4 weeks paid per year

Outside Interests:                       Employee is permitted to devote time to
                                         consulting director and ownership
                                         interests in connection with the Bank
                                         of Steele and related companies or
                                         interest. Additionally, Employee may
                                         use administrative staff for
                                         secretarial duties in connection with
                                         such outside interest. Time devoted to
                                         such interests may occur during normal
                                         working hours.

Severance:                               If Employee should be terminated by
                                         Employer for any reason (including for
                                         just cause) or Employee shall elect to
                                         resign from employment for Reasonable
                                         Cause (defined below), Employer shall
                                         immediately pay to Employee the amount
                                         of $125,000 in full payment and release
                                         of any and all future obligations of
                                         Employee or Employer. "Reasonable
                                         Cause" shall mean any of the following:
                                         (i) the duties, responsibilities, or
                                         titles of the Employee shall be
                                         material modified, (ii) the principal
                                         office location for Employee shall be
                                         moved from Fargo, (iii) the Employee's
                                         direct supervisor shall change, (iv)
                                         all or substantially all of the
                                         assets of the Employer are sold or
                                         transferred, or 50% or more of the
                                         equity interests in the Employer are
                                         transferred in one or more
                                         transactions; (iv) the Employer and
                                         Employee shall be unable to agree for
                                         any reason to extend the expiration
                                         date of this employment contract prior
                                         to the commencement of the final year
                                         of the original five year term, or (v)
                                         any material term or condition of this
                                         contract is altered or breached by the
                                         Employer without the consent of the
                                         Employee.



Term:                                    Five years from January 1, 1995.




 /s/ Lauris N. Molbert                   /s/ N. Bruce Thom
------------------------------          -------------------------------------
Lauris N. Molbert                       N. Bruce Thom, Chair BOD Mid-States
                                        Development, Inc.


                                        1